UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2014
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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park, Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 8, 2014, the Board of Directors of Issuer Direct Corporation (the “Company”) unanimously approved the Company’s amended and restated Bylaws (the “Bylaws”), with such Bylaws being effective as of February 8, 2014.

As amended and restated, the Bylaws contain provisions that, among other things:

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Specify specific time, notice and information requirements with respect to stockholder nominations for members of the Board of Directors and other business to be brought before annual meetings of the stockholders (the previous provisions contained no requirements or language regarding stockholder proposals to be brought before annual meetings of the stockholders);

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Allow the Board of Directors or a stockholder (or group of stockholders) who has beneficial ownership of 10% or more of the Company’s common stock (a “Requisite Stockholder”) to call a special meeting of the stockholders (the previous provisions allowed only the Board of Directors to call a special meeting of the stockholders);

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Specify specific time, notice and information requirements with respect to a Requisite Stockholder’s request for a special meeting of the stockholders (the previous provisions did not allow any stockholder to call a special meeting of the stockholders);

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Specify that holders of at least 33 1/3% of the voting power of all shares entitled to vote at a stockholders meeting shall constitute a quorum (the previous provisions required at least 50% of the voting power to constitute a quorum);

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Set a limit of 10 consecutive years for any “independent” director of the Board of Directors unless such director beneficially owns 10% or more of the outstanding common stock of the Company or 66 2/3% of the Board of Directors (except for the director in question) vote to waive such limitation (the previous provisions contained no requirements regarding an “independent” director); and

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Require both an Audit Committee and Compensation Committee composed of “independent” members of the Board of Directors as such term in defined by Rule 10A-3 and Rule 10C of the Securities Exchange Act of 1934, as amended, and set a limit of 5 consecutive years for any person to serve as a chairman of either committee (the previous provisions contained only general language regarding committees of the Board of Directors and did not require any specific committees or discuss their composition).

The foregoing description of the Bylaws is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Issuer Direct Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: February 12, 2014	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer